UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07831

FMI  Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2010

FMI
Focus Fund
(fmiox)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA

April 26, 2010

Dear Fellow Shareholders:

At the outset, all of us at the FMI Focus Fund want to thank Glenn Primack for his terrific contribution to the success of the Fund, as Rick Lane stated in the opening paragraph of his shareholder report; Glenn has been a terrific portfolio manager and friend.  Health issues have dictated that Glenn take an early retirement, to focus on his personal health situation.  We will all miss his market and stock insights, as well as his sense of humor.  One of Glenn’s greatest legacies will be the wonderful mentoring he brought to the entire FMI Focus Fund team.  We wish him the best of health and a speedy recovery, and thank him for the tireless and very significant contribution he has made to the long-term performance that all of us have enjoyed as shareholders.

The FMI Focus Fund advanced 10.50% in the first quarter, versus 8.85% for the benchmark Russell 2000 Index.  For the past 12 months, the Fund has enjoyed a gain of 67.83% versus 62.76% for the Russell 2000.  The last 12 months of the market can only be described as stunning against the backdrop we all faced on March 31 of 2009.  A year ago, in our March 2009 quarterly report, we said, “Of course, no one can be sure that the current bear market is at an end, but given the significant amount of damage that most stocks have endured, we should be awfully close.”  Valuations are not as attractive as they were 12 months ago, and while we are now only two quarters into the economic recovery, Rick and his team are still managing to find many very attractive securities, four of which are reviewed in his Shareholder Letter.

From here, we believe the economy will sustain a moderate 3-3.5% growth rate for the balance of 2010.  This would be characterized as a more subdued recovery, particularly given the sharp contraction of the economy in the most recent recession.  Lingering worries include tight credit, losses in real estate wealth, and an uncertain employment outlook that will certainly, in our opinion, remain problematic for the next 12-18 months.  Inflation, while a long-term concern for all of us, is currently quite muted, given the softness in housing, depressed wages, and significant excess corporate capacity to ease that concern in the immediate future.  At some point down the road, however, the significant fiscal and monetary stimulus, accompanied by the large current budget deficits, and the recently-passed healthcare reform legislation, will need to be addressed if inflation is to be held in check.  The recent rise in the 10-Year Treasury Notes to almost 4% implies that some are starting to raise at least a yellow caution flag.  All of these issues are being continuously monitored by the FMI Focus Fund management team, and factored in to their investment decisions.

Against this backdrop, we feel we have a portfolio that is well-positioned for the next 12-24 months, and while the moves in both the Fund and the market have been substantial, we continue to find stocks that are attractively priced for the next three to five years.

As always, we thank you very much for your continued support of, and investment in, the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
Chairman & CEO
Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane
Portfolio Manager

April 23, 2010

Dear Fellow Shareholders,

Before we delve into our usual quarterly investment review, we would like to take a moment to honor Glenn Primack.  Glenn recently retired from Broadview Advisors due to health issues.  While clearly improving, Glenn felt it best to focus full time on his recovery.  Glenn was much more than just a co-founder of our firm.  Glenn was a friend and compatriot, a terrific stock picker, tireless advocate and the “wit” of the firm.  We went through a lot together building the firm into the success it is today.  His presence will be greatly missed but I’m sure our paths will cross again.  We wish Glenn all the very best and thank him for all his many contributions – God’s speed on his recovery.

With respect to the most recent quarter, results were quite strong again.  The Fund was up 10.50% vs. 8.85% for the Russell 2000.  We are well into our third year of strong results compared to the Indices and our peers.  I would like to personally recognize the outstanding job the entire Broadview team has done. Indeed, in recognition of the excellent work the research team of Faraz Farzam, Aaron Garcia, and Rick Whiting have done, all three have now joined me as part of the portfolio management team as noted in the Fund’s Prospectus (January 31, 2010).  As a mentor, nothing pleases me more than witnessing their development into senior analysts and co-portfolio managers.  Congratulations and kudos!  I would be remiss if I didn’t also formally recognize the efforts of the rest of the team: Ethan Hill, Paul Baures, Owen Hill and Jim Wenzler. We are a research intensive firm and all members of our staff participate and contribute importantly to the process.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 3/31/10 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$74,614

Russell 2000(1)
$23,024

Russell 2000 Growth(2)
$15,845

Results From Fund Inception (12/16/96) Through 3/31/10

			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 3/31/10 From
	Last 3 Months	Year Ended 3/31/10	Years Ended 3/31/10	Years Ended 3/31/10	Fund Inception 12/16/96
FMI Focus Fund	10.50%	67.83%	6.62%	4.80%	16.33%
Russell 2000	8.85%	62.76%	3.36%	3.68%	6.48%
Russell 2000 Growth	7.61%	60.32%	3.82%	-1.53%	3.52%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

Looking specifically at the most recent quarterly results, economically-sensitive technology and consumer-oriented companies were the strongest performers.  At the same time, the rising tide of the stock markets buoyed all holdings.  There is no question we have been going through the proverbial “sweet spot” of the market.

Several quarters ago investors sensed the end of the recession and the attraction of inexpensive equities, particularly in a very low interest rate environment where other asset classes were not terribly interesting.  So, the stampede into stocks began, aided and abetted by hedge funds covering their shorts.  Powerful stuff, but this is how every recovery acts time after time.  Investor doubt (fear) gradually turns to belief (greed) and the cycle begins anew.  While the economic cycle has barely turned up (first inning), we are well into the market recovery (perhaps the bottom of the third inning).  We have enjoyed some very strong individual stock performances and will probably be taking some profits soon, all the while continuing the search for attractive companies at bargain prices. Below each analyst highlights a particular portfolio company.

Genworth Financial Inc. (GNW) – Rick Lane

Genworth has been quite a ride for us.  The Richmond, Virginia based company is a multi-line insurance company with important positions in long-term care, mortgage insurance, and retirement products. During the financial meltdown of 2008/2009, Genworth encountered the perfect storm in several of its insurance businesses, particularly mortgage insurance, as well as the company’s own very large investment portfolio.  Written off as dead by Wall Street, we found the valuation compelling, albeit we fully recognized the seriousness of their exposure to the meltdown.  The company did an admirable job managing through this agonizingly difficult period and appears to be emerging whole.  In recognition of likely survival, the stock enjoyed quite a big move over the past few quarters and has contributed nicely to the Fund’s performance.

The Manitowoc Company, Inc. (MTW) – Rick Whiting

Manitowoc is perhaps best known as one of the global leaders in the manufacture of cranes:  from the truck based cranes of Grove, the boom cranes of National, the tower cranes of Potain and all the way to the crawler cranes of Manitowoc.  Yet, at the same time, Manitowoc is also one of the world’s leading makers of ice machines, beverage dispensers and more recently, hot food commercial cooking solutions.

The food service group is emerging as a powerful asset to the Manitowoc portfolio despite a transformation that left many on Wall Street disconcerted.  In our analysis, it provides significant opportunity.  That transformation began with the 2008 acquisition of Enodis, Plc.  Wall Street initially struggled with the purchase price of Enodis, the debt necessary to fund its acquisition, and the resulting forced sale of Manitowoc’s Scotsman business by regulators.  Management, looking beyond quarter to quarter issues and with an eye to developing a business portfolio, saw an opportunity to move beyond a leadership role in “cold” food service into a suite of commercial kitchen offerings with the addition of a “hot” side.  Manitowoc remains ahead of schedule in the integration of Enodis into the food service business with significant synergies in markets and cost savings exceeding expectations.  These businesses play directly into the restaurant market’s continuing innovation in menus and breadth of offerings, the quick serve markets and the infrastructure upgrades of institutional markets such as universities and hospitals.

Ultimately, however, the stock trades largely on the value of the crane business as investors continue to refine expectations for the food business.  When the economic music stopped in 2008 and bled into 2009, many investors hit the panic button on such a late cycle industrial company, particularly one with a significant amount of debt on its balance sheet.  We have spent a great deal of time at the offices of management and at crane manufacturing facilities.  We are compelled to believe that management is not only aware of, but proactively addressing, the debt issue.  Also, we believe that the global infrastructure build is intact and that commercial real estate, while hobbled by financing issues, is not necessarily in an over built state.  Almost assuredly you have been asked to merge lanes on your commute to make way for highway construction.  It is very likely the crane you see hoisting a bridge beam was built by Manitowoc.  What may not be as readily observable is the extent of global infrastructure builds, from mining, to refineries, to nuclear plants and more that require the highly engineered high lift capacity crawler cranes that are Manitowoc’s forte.  While these large crawler cranes are more typical of late economic cycle, they appear to be benefiting mightily in this recovery from the global fiscal policy aimed at the build out of infrastructure.

Given the disparate nature of Manitowoc’s businesses as a whole, earnings recovery and growth will not be linear.  But with the food service business in line to benefit by the return of the consumer, spurred by institutional stimulus and improved by refined manufacturing cost structure we look forward to growth on that side of the ledger.  Currently, the crane business remains shy of its, roughly, $1.6 billion break-even level, however, recent improvements in backlog and order flow make that achievement much more of a near term event.  Given the enormous footprint required to manufacture cranes, and hence fixed costs, it will not take much beyond breakeven revenue for the incremental orders to quickly accrue to the bottom line.  It is possible that the skew toward high capacity crawler cranes will hasten that profitability.

Family Dollar Stores, Inc. (FDO) – Faraz Farzam

We recently sold our position in longtime portfolio holding Family Dollar.  Just days after the end of the first quarter, Family Dollar reported a very strong result coupled with a very optimistic outlook for the future that drove the stock close to our estimate of private

3

market value (PMV), $40.  During the course of our history with the company, we have traded around this core position quite adeptly, selling close to PMV and buying opportunistically as the market over-reacted to short-term road bumps or cyclical concerns.  Our investment case was predicated upon management turning around a store fleet whose operating profitability had collapsed in the aftermath of a multi-year growth campaign, during which too many stores were built out too fast and, consequently, returns suffered.  Over the last five years, CEO Howard Levine and company have dramatically slowed growth, and invested heavily in the existing base.

If you recall, Family Dollar provides a small, convenient, general merchandise retail footprint, priced comparably to Wal-Mart Stores (WMT) for middle and lower income families.  Over the past twenty years, as retailers have abandoned the urban core, Family Dollar held ground.  Although the urban core is a difficult place to do business, it is very under-retailed and provides natural barriers to entry from big box competition.  The investments the company undertook included expanding their food offering, upgrading the information systems to lower inventory and improving purchasing, retaining talent, and finally upgrading the store image to attract a slightly higher income consumer.  As the multi-generational recession drove unemployment to record levels, these investments began paying serious dividends as many shoppers began to seek just the kind of value, convenience, and shopping experience Family Dollar had been investing to deliver.

During our investment horizon, Wall Street has been extremely skeptical of the company’s ability to deliver on improved returns.  We were not.  Our research, field work, and extensive meetings with management in their North Carolina headquarters gave us the confidence to invest in their shares some five years ago at $21.  We are happy to announce that Family Dollar is back, as is their stock. We would like to extend our gratitude to Howard Levine, Jim Kelley, Ken Smith, and Kylie Rawlins of Family Dollar for their hard work and strong results in the face of many disbelievers.

Barnes Group Inc. (B) – Aaron Garcia

A new position in our portfolio this quarter is Barnes Group.  Barnes is an industrial conglomerate with key exposure to both the aerospace and automobile industries.  We like Barnes for several reasons.  First, we believe current management is in the middle innings of a shift in corporate culture.  Barnes had historically been run for cash flow with a dividend payout.  The new CEO, Gregory Milzcik’s initiatives have forced Barnes to evolve into a leaner, more efficient manufacturer with aspirations to increase the mix to higher growth, higher margin products.  Second, the company’s aerospace business is attractively positioned to benefit from the new Boeing 787 platform, resurgence in 737 orders, and the 2009 deferral of airplane maintenance that must eventually resume.  Third, the recession has forced Barnes to restructure their auto precision parts business to a very low break-even point.  The incremental margins for this business are now higher and should provide upside to earnings as auto builds recover in 2010/2011.  We believe the revenue and margins for Barnes are at a cyclical low.  It is our opinion that Barnes will see $2 per share in earnings power over the next 3 years.

As always, we would like to thank our loyal shareholders.  We look forward to continuing to serve you.

Best Regards,

Richard E. Lane, CFA
Portfolio Manager

4

FMI Focus Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Industry Sectors as of March 31, 2010

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/09	Value 3/31/10	10/01/09-3/31/10
FMI Focus Fund Actual	$1,000.00	$1,140.50	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2009 and March 31, 2010).

5

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (cost $356,263,525)	$437,339,851
Receivable from shareholders for purchases	1,189,950
Receivable from investments sold	441,435
Dividends receivable	215,883
Other receivable	226,665
Total assets	$439,413,784

LIABILITIES:
Payable to brokers for investments purchased	$4,455,101
Payable to shareholders for redemptions	366,738
Payable to adviser for management fees	342,655
Other liabilities	159,583
Total liabilities	5,324,077

NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 16,774,876 shares outstanding	434,430,977
Net unrealized appreciation on investments	81,076,326
Accumulated net realized loss on investments	(81,417,596)
Net assets	434,089,707
Total liabilities and net assets	$439,413,784

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($434,089,707 ÷ 16,774,876 shares outstanding)	$25.88

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 88.6% (a)
COMMON STOCKS — 87.4% (a)
COMMERCIAL SERVICES SECTOR — 4.2%
	Advertising/Marketing Services — 1.5%
792,900	Interpublic Group of Companies, Inc.*	$3,664,311	$6,596,928
	Miscellaneous Commercial Services — 2.3%
243,541	Cardtronics, Inc.*	3,041,463	3,061,310
250,900	Cintas Corp.	7,358,017	7,047,781
		10,399,480	10,109,091
	Personnel Services — 0.4%
191,500	AMN Healthcare Services, Inc.*	1,901,306	1,685,200
CONSUMER DURABLES SECTOR — 2.5%
	Recreational Products — 2.5%
352,900	Brunswick Corp.	1,199,872	5,635,813
369,700	Winnebago Industries, Inc.*	3,273,427	5,401,317
		4,473,299	11,037,130

6

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 88.6% (a) (Continued)
COMMON STOCKS — 87.4% (a) (Continued)
CONSUMER NON-DURABLES SECTOR — 3.5%
	Apparel/Footwear — 3.5%
989,300	Liz Claiborne, Inc.*	$16,199,875	$7,350,499
392,883	Volcom, Inc.*	7,420,015	7,669,076
		23,619,890	15,019,575
CONSUMER SERVICES SECTOR — 3.0%
	Hotels/Resorts/Cruiselines — 1.5%
197,000	Royal Caribbean Cruises Ltd.*	2,461,187	6,499,030
	Restaurants — 1.5%
315,100	Burger King Holdings Inc.	5,595,097	6,699,026
DISTRIBUTION SERVICES SECTOR — 6.0%
	Electronics Distributors — 3.6%
315,792	Arrow Electronics, Inc.*	7,676,853	9,514,813
193,700	ScanSource, Inc.*	5,029,536	5,574,686
		12,706,389	15,089,499
	Medical Distributors — 1.2%
171,548	Patterson Companies Inc.	3,453,330	5,326,565
	Wholesale Distributors — 1.2%
283,169	Beacon Roofing Supply, Inc.*	3,614,615	5,417,023
ELECTRONIC TECHNOLOGY SECTOR — 7.8%
	Aerospace & Defense — 1.6%
468,470	Hexcel Corp.*	3,638,202	6,764,707
	Computer Peripherals — 1.3%
171,400	NetApp, Inc.*	3,532,785	5,580,784
	Electronic Equipment/Instruments — 1.4%
438,345	Intermec Inc.*	4,872,468	6,215,732
	Electronic Production Equipment — 1.5%
340,700	MKS Instruments, Inc.*	5,411,462	6,674,313
	Semiconductors — 2.0%
348,300	Altera Corp.	5,955,125	8,467,173
ENERGY MINERALS SECTOR — 0.8%
	Coal — 0.8%
155,800	Arch Coal, Inc.	2,936,633	3,560,030
FINANCE SECTOR — 10.9%
	Finance/Rental/Leasing — 0.8%
152,800	Rent-A-Center, Inc.*	2,165,865	3,613,720
	Insurance Brokers/Services — 1.0%
177,700	Arthur J. Gallagher & Co.	4,819,116	4,362,535

7

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 88.6% (a) (Continued)
COMMON STOCKS — 87.4% (a) (Continued)
FINANCE SECTOR — 10.9% (Continued)
	Life/Health Insurance — 3.2%
274,500	Genworth Financial Inc.*	$3,677,398	$5,034,330
166,000	Reinsurance Group of America, Inc.	5,074,417	8,718,320
		8,751,815	13,752,650
	Multi-Line Insurance — 1.8%
94,983	PartnerRe Ltd.	5,601,236	7,572,045
	Property/Casualty Insurance — 1.1%
378,480	Old Republic International Corp.	4,788,195	4,799,127
	Regional Banks — 2.3%
358,586	Associated Banc-Corp.	5,714,569	4,948,487
31,500	First Interstate BancSystem, Inc.	456,750	511,875
87,367	FirstMerit Corp.	1,231,175	1,884,506
181,100	Sandy Spring Bancorp, Inc.	2,523,322	2,716,500
		9,925,816	10,061,368
	Savings Banks — 0.7%
130,400	MB Financial, Inc.	1,439,853	2,937,912
HEALTH SERVICES SECTOR — 3.5%
	Health Industry Services — 2.0%
428,000	HealthSouth Corp.*	5,980,821	8,003,600
66,728	Vital Images, Inc.*	1,058,643	1,078,992
		7,039,464	9,082,592
	Medical/Nursing Services — 1.5%
224,700	VCA Antech, Inc.*	5,733,244	6,298,341
HEALTH TECHNOLOGY SECTOR — 4.8%
	Biotechnology — 0.9%
97,500	Charles River Laboratories International, Inc.*	2,754,305	3,832,725
	Medical Specialties — 2.5%
362,700	Hologic, Inc.*	5,072,272	6,724,458
234,100	Wright Medical Group, Inc.*	3,397,384	4,159,957
		8,469,656	10,884,415
	Pharmaceuticals: Other — 1.4%
228,299	ICON PLC — SP-ADR*	5,415,442	6,027,094
INDUSTRIAL SERVICES SECTOR — 6.7%
	Contract Drilling — 0.8%
126,000	Rowan Companies, Inc.*	3,182,795	3,667,860
	Engineering & Construction — 1.0%
184,000	Chicago Bridge & Iron Co. N.V. NYS*	3,335,765	4,279,840
	Environmental Services — 1.4%
213,100	Republic Services, Inc.	4,234,404	6,184,162

8

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 88.6% (a) (Continued)
COMMON STOCKS — 87.4% (a) (Continued)
INDUSTRIAL SERVICES SECTOR — 6.7% (Continued)
	Oil & Gas Pipelines — 2.0%
128,800	Kinder Morgan Energy Partners, L.P.	$5,450,551	$8,426,096
	Oilfield Services/Equipment — 1.5%
107,600	Dresser-Rand Group, Inc.*	2,325,282	3,380,792
134,500	Exterran Holdings Inc.*	3,387,540	3,250,865
		5,712,822	6,631,657
PROCESS INDUSTRIES SECTOR — 7.8%
	Chemicals: Major Diversified — 1.3%
176,500	Celanese Corp.	4,814,702	5,621,525
	Chemicals: Specialty — 3.4%
163,081	Cytec Industries Inc.	6,061,839	7,622,406
270,400	Rockwood Holdings Inc.*	3,884,777	7,198,048
		9,946,616	14,820,454
	Containers/Packaging — 1.8%
180,862	Pactiv Corp.*	3,271,235	4,554,105
148,600	Sealed Air Corp.	2,473,046	3,132,488
		5,744,281	7,686,593
	Industrial Specialties — 1.3%
633,500	Ferro Corp.*	3,699,270	5,568,465
PRODUCER DURABLES SECTOR — 0.4%
	Industrial Machinery — 0.4%
94,600	Barnes Group Inc.	1,826,202	1,839,970
PRODUCER MANUFACTURING SECTOR — 9.4%
	Electrical Products — 2.7%
92,000	Greatbatch, Inc.*	1,932,149	1,949,480
559,495	Molex Inc. Cl A	13,764,916	9,875,087
		15,697,065	11,824,567
	Industrial Machinery — 3.8%
110,465	Kadant Inc.*	1,470,307	1,591,801
515,953	Kennametal Inc.	8,541,190	14,508,598
		10,011,497	16,100,399
	Miscellaneous Manufacturing — 1.4%
195,100	Brady Corp.	4,856,797	6,071,512
	Trucks/Construction/Farm Machinery — 1.5%
46,700	Astec Industries, Inc.*	1,166,412	1,352,432
404,700	The Manitowoc Company, Inc.	4,912,302	5,261,100
		6,078,714	6,613,532

9

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 88.6% (a) (Continued)
COMMON STOCKS — 87.4% (a) (Continued)
RETAIL TRADE SECTOR — 7.1%
	Apparel/Footwear Retail — 2.1%
123,400	Abercrombie & Fitch Co.	$4,158,785	$5,631,976
166,690	Zumiez Inc.*	1,855,801	3,415,478
		6,014,586	9,047,454
	Department Stores — 1.8%
138,900	Kohl’s Corp.*	5,773,455	7,608,942
	Discount Stores — 0.7%
80,700	Family Dollar Stores, Inc.	1,784,925	2,954,427
	Specialty Stores — 2.5%
143,100	PetSmart, Inc.	3,046,007	4,573,476
292,700	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,974,502	6,620,874
		5,020,509	11,194,350
TECHNOLOGY SERVICES SECTOR — 6.3%
	Data Processing Services — 2.2%
127,900	Fiserv, Inc.*	4,517,987	6,492,204
79,400	Hewitt Associates, Inc.*	3,225,453	3,158,532
		7,743,440	9,650,736
	Information Technology Services — 2.9%
76,400	Citrix Systems, Inc.*	1,921,516	3,626,708
971,400	Sapient Corp.	7,060,331	8,878,596
		8,981,847	12,505,304
	Packaged Software — 1.2%
287,700	Parametric Technology Corp.*	2,255,117	5,192,985
TRANSPORTATION SECTOR — 2.7%
	Air Freight/Couriers — 1.3%
362,500	UTI Worldwide, Inc.	5,771,159	5,553,500
	Trucking — 1.4%
274,100	Werner Enterprises, Inc.	4,858,012	6,350,897
	Total common stocks	297,934,117	379,361,557

MUTUAL FUNDS — 1.2% (a)
210,200	SPDR KBW Regional Banking ETF	5,862,558	5,511,444
	Total long-term investments	303,796,675	384,873,001

10

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 12.1% (a)
	U.S. Treasury Securities — 6.9%
$10,000,000	U.S. Treasury Bills, 0.07%, due 04/22/10	$9,999,591	$9,999,591
10,000,000	U.S. Treasury Bills, 0.08%, due 04/29/10	9,999,378	9,999,378
10,000,000	U.S. Treasury Bills, 0.09%, due 05/06/10	9,999,125	9,999,125
	Total U.S. treasury securities	29,998,094	29,998,094
	Variable Rate Demand Note — 5.2%
22,468,756	U.S. Bank, N.A., 0.00%	22,468,756	22,468,756
	Total short-term investments	52,466,850	52,466,850
	Total investments — 100.7%	$356,263,525	437,339,851
	Liabilities, less other assets — (0.7%) (a)		(3,250,144)
	TOTAL NET ASSETS — 100.0%		$434,089,707

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ETF – Exchange Traded Fund
L.P. – Limited Partnership
N.V. – Netherlands Antilles Limited Liability Corp.
NYS – New York Registered Shares
SP-ADR – Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

11

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2010 (Unaudited)

INCOME:
Dividends	$2,037,913
Interest	1,905
Total income	2,039,818

EXPENSES:
Management fees	1,889,491
Transfer agent fees	230,978
Administrative and accounting services	136,360
Printing and postage expense	77,350
Custodian fees	39,130
Professional fees	29,290
Registration fees	20,020
Board of Directors fees	20,020
Insurance expense	5,460
Other expenses	18,200
Total expenses	2,466,299
NET INVESTMENT LOSS	(426,481)
NET REALIZED GAIN ON INVESTMENTS	7,367,867
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	46,691,350
NET GAIN ON INVESTMENTS	54,059,217
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,632,736

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2010 (Unaudited) and For the Year Ended September 30, 2009

	2010	2009
OPERATIONS:
Net investment (loss) income	$(426,481)	$418,255
Net realized gain (loss) on investments	7,367,867	(81,148,063)
Net increase in unrealized appreciation on investments	46,691,350	47,923,338
Net increase (decrease) in net assets from operations	53,632,736	(32,806,470)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.0280 per share)	(430,111)	—
Distributions from net realized gains ($4.9924 per share)	—	(92,095,117)
Total distributions	(430,111)	(92,095,117)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (3,265,406 and 3,822,079 shares, respectively)	77,284,575	72,277,475
Net asset value of shares issued in distributions reinvested
(18,401 and 5,161,593 shares, respectively)	411,817	88,469,706
Cost of shares redeemed (4,288,689 and 12,137,596 shares, respectively)	(100,808,192)	(225,022,482)
Net decrease in net assets derived from Fund share activities	(23,111,800)	(64,275,301)
TOTAL INCREASE (DECREASE)	30,090,825	(189,176,888)
NET ASSETS AT THE BEGINNING OF THE PERIOD	403,998,882	593,175,770
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $0 and $430,069, respectively)	$434,089,707	$403,998,882

The accompanying notes to financial statements are an integral part of these statements.

12

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2010		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.72		$28.34	$34.83	$34.42	$35.83	$32.14
Income from investment operations:
Net investment (loss) income	(0.03)		0.02	(0.11)	(0.06)	(0.13)	(0.21)
Net realized and unrealized
gains (losses) on investments	3.22		(0.65)	(3.98)	4.77	2.44	5.44
Total from investment operations	3.19		(0.63)	(4.09)	4.71	2.31	5.23
Less distributions:
Distributions from net investment income	(0.03)		—	—	—	—	—
Distributions from net realized gains	—		(4.99)	(2.40)	(4.30)	(3.72)	(1.54)
Total from distributions	(0.03)		(4.99)	(2.40)	(4.30)	(3.72)	(1.54)
Net asset value, end of period	$25.88		$22.72	$28.34	$34.83	$34.42	$35.83

TOTAL RETURN	14.05%	*	3.52%	(12.58% )	14.87%	7.75%	16.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	434,090		403,999	593,176	918,856	902,646	1,053,437
Ratio of expenses to average net assets	1.31%	**	1.40%	1.53%	1.52%	1.50%	1.48%
Ratio of net investment (loss) income
to average net assets	(0.23%	)**	0.12%	(0.37% )	(0.17% )	(0.38% )	(0.61% )
Portfolio turnover rate	21%		58%	72%	41%	49%	63%

*	Not annualized.
**	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

13

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996.  The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of March 31, 2010 there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

14

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

The following table summarizes the Fund’s investments as of March 31, 2010, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$379,361,557
Mutual Funds	5,511,444
Total Level 1	384,873,001
Level 2 — Short-Term U.S. Treasury Securities	29,998,094
Variable Rate Demand Note	22,468,756
Total Level 2	52,466,850
Level 3 —	—
Total	$437,339,851

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. For the six month period ending March 31, 2010, there were no securities sold short.

(h)
The Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).  A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. As of March 31, 2010, there were no restricted securities held by the Fund.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(j)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2010, open Federal tax years include the tax years ended September 30, 2006 through 2009. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.00% of the daily net assets.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, with whom a certain director of the Fund is affiliated, to assist it in the day-to-day management of the Fund.  Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund.  FMI pays Broadview Advisors, LLC 0.85% of the first $500 million of the average daily net assets of the Fund and 0.80% of the Fund’s average daily net assets in excess of $500 million.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2010.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the six month period ending March 31, 2010, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At March 31, 2010, one financial intermediary is the record owner of approximately 30% of the Fund’s shares.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $66,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the six month period ending March 31, 2010, the Fund did not borrow against the Agreement.  The Credit Agreement expires on June 5, 2010.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions —

For the six month period ending March 31, 2010, purchases and proceeds of sales of investment securities (excluding short-term investments) were $69,166,668 and $112,720,498, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2009:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$378,817,042	$62,891,472	$40,592,057	$22,299,415	$430,069	$ —

16

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(6)	Income Tax Information — (Continued)

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2009 and 2008, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017), as of September 30, 2009, and tax basis post-October losses as of September 30, 2009, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2009				September 30, 2008
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$3,914,370	$88,180,747	$16,810,453	$59,889,449	$4,935,599	$58,248,003

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2009, which is designated as qualifying for the dividends received deduction is 100% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100% (unaudited).

(7)	Subsequent Events —

Management has evaluated related events and transactions that occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

17

FMI Focus Fund
ADVISORY AGREEMENT

On December 18, 2009, the Board of Directors of FMI Funds, Inc. (“Directors”) approved the continuation of the FMI Focus Fund’s investment advisory agreement with Fiduciary Management, Inc. (“FMI”) and its sub-advisory agreement with Broadview Advisors, LLC (“Broadview”).  Prior to approving the continuation of the agreements, the Directors considered:

•	the nature, extent and quality of the services provided by FMI and Broadview

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by FMI and Broadview from their relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by FMI and Broadview, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by FMI and Broadview to the Fund.  The Directors concluded that FMI and Broadview were providing essential services to the Fund.  In particular, the Directors concluded that FMI and Broadview were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that were in addition to the services investment advisers typically provided non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that the profits FMI realized with respect to the Fund, expressed as a percentage of pre-tax revenues, was generally comparable to that of publicly traded investment advisers.  The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by Broadview was beneficial to the Fund and that Broadview was executing the Fund’s portfolio transactions in a manner designated to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

(This Page Intentionally Left Blank.)

19

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

SEMIANNUAL REPORT
March 31, 2010

FMI
Large Cap
Fund
(FMIHX)

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

March 31, 2010

Dear Fellow Shareholders:

The FMI Large Cap Fund gained 5.66%(1) in the quarter ending March 31. The benchmark Standard & Poor’s 500 advanced 5.39%(2), driven by excellent results from the producer manufacturing and financial sectors. We had relatively strong performance in technology and commercial services. Stocks that detracted from performance, including Schlumberger and Diageo, were offset by the strong showing in Grainger and Tyco Electronics. From the bottom of the market just over a year ago, the S&P 500 has gained approximately 78%.  Although we’ve kept pace so far, we would not be surprised to fall behind should the bull market remain strong. Value-oriented funds often do better in sideways and down markets and lag the S&P 500 in strong up markets. Knowing today how hard it is to find high quality, cheap stocks tells us we may be due for either a breather or else a move into a higher valuation, growth stock-driven market phase. Of course, which outcome is impossible to predict.

We do know that elongated rallies often result in extended valuations. Even though earnings have recovered dramatically from a year ago, most measures of value, as articulated in our December letter, remain in the upper quartile, when viewed from a long-term perspective. While the market advance has been very broad, junk bonds and highly-levered business enterprises have had spectacular moves. At $31.5 billion, March actually eclipsed November of 2006 for the record in new junk bond issuance. These investments have benefited from the highly accommodative Federal Reserve and U.S. Government.  If rates rise and the yield curve flattens, continuing its recent trend, it might not be as hospitable for these types of securities in the future.

As a reminder, our March and September letters are generally shorter and highlight a couple of our investments, while the December and June letters typically deal with topics in more depth. The top-down musings you see each quarter are interesting and useful, because they help keep the macro environment in perspective, but the money is made with good stock picking and that has always been the number one priority of the team. As a further aside, the research team at Fiduciary Management, Inc. (FMI) has been strengthened over the past six months with two additional analysts.

The U.S. economy has continued its gradual recovery from the extremely depressed levels of a year ago. Inventories, which were depleted, are now rebounding in numerous industries. Demand for automobiles, while nowhere near 2007 levels, is improving. Durable goods orders advanced for the third straight month recently, although construction demand remains depressed. Demand for electronics and semiconductor components grew nicely over the past six months and order books are reasonably healthy. Demand for technology consulting also appears to be growing, which foreshadows better hardware and software sales down the road. Surprisingly, retail sales have been higher than expected, despite relatively low consumer sentiment figures. Banks and other financials have been huge beneficiaries of the Fed’s zero percent interest rate policy and a steep yield curve. Many of the banks have paid back borrowed TARP funds and we gladly eat our words regarding the bank portion of the TARP bailouts. That said, it remains to be seen how the mortgage interventions and the massive monetary easing policies will play out in the long run.

Housing remains very difficult. New home sales recently touched 308,000, the lowest figure since records have been kept (1962). Currently there are 3.25 million homes for sale and an additional 5-5.5 million that are in late stages of delinquency or early foreclosure, presenting a huge overhang of inventory. Foreclosures have worsened for seven consecutive
__________

(1)	The average annual total returns of the FMI Large Cap Fund for 1 year and annualized 5 year and since inception (12-31-01) periods ended March 31, 2010 were 49.77%, 5.33% and 6.98%, respectively.
(2)	The average annual total returns of the S&P 500 for 1 year and annualized 5 year and since inception (12-31-01) periods ended March 31, 2010 were 49.77%, 1.92% and 2.20%, respectively.

quarters and foreclosure rates are still near record highs, despite the government’s mitigation efforts. Fannie and Freddie, the de facto housing authorities (together with the Federal Housing Administration (FHA) and Veterans Administration, these government agencies are funding over 90% of new mortgages), remain an absolute disaster from a credit quality standpoint. Nonperforming loans recently totaled over $317 billion within these entities. Moreover, the FHA is essentially broke and will need additional taxpayer assistance. The administration recently unveiled yet another housing bailout plan, despite abysmal results for the plans advanced so far. Sixty percent of the borrowers who took advantage of the first loan modification plan in the fourth quarter of 2008 have redefaulted, according to the Office of the Comptroller of the Currency. Despite a 31% drop in home prices from the peak, according to Case-Shiller, home prices remain 28% ahead of the Consumer Price Index over the past two decades.  We continue to believe that housing will take several years to get back into a healthy state.  Furthermore, we really don’t understand why so many people seem to think that home ownership is a birthright. Promulgating policies that encourage uncreditworthy people to own homes hurts everybody. What’s wrong with renting?

Unemployment remains very high with just a dollop of improvement coming from temporary hours and hiring sentiment. Fear of greater mandates (health care), regulatory burdens (environmental) and taxes continue to concern the business community. Corporate executives express frustration with what appears to be an anti-business stance by Congress and the administration. This has to ameliorate before a meaningful employment recovery can begin.

Of course, the elephant in the room is the U.S. debt load and the staggering annual deficit, which is now $1.4 trillion and rising. The recent health care bill will likely add significantly to a deficit that is already running over 40% of the budget. Except for the smallest companies, if an employer is paying $10,000 for an employee’s health benefit and is going to be fined $2,000 for not providing coverage, it is pretty easy to see what is going to happen.  This is a public option in drag. Trying to fund it with punitive taxes on “high earning” individuals will likely result in the usual outcome when tax rates are raised: less-than-expected tax income generated. High-income workers will take tax mitigating steps such as delaying capital gains, shifting to municipal bonds from corporates, shifting their tax reporting structure, opting for leisure, etc. It’s essentially a foregone conclusion that the current $12 trillion debt load, which doesn’t even account for unfunded Social Security benefits and other “off-balance sheet” obligations, is going to rise significantly. At some point, it simply becomes too much. We may be at this juncture today. If interest rates stay low (not likely in our opinion), the debt service pain may be manageable. If rates rise significantly, the burden could be severe.

Major foreign economies are mixed, which is not unusual.  Japan remains weak and heavily indebted, despite running large trade surpluses. Brazil and some Asian countries, including India, have recovered nicely from the trough. Global trade has bounced back, particularly in the emerging Asian economies. Western European economies, however, are struggling with many of the same fiscal woes as the United States. Deficits have ballooned in the United Kingdom and across most of the Continent, as generous welfare and public employee benefits meet tax revenues that are depressed. The European Union and the common currency regime are being stretched thin by Greece and other countries with particularly high deficits and poor economic performance. Germany is being asked to sacrifice for the sake of the Union and the Euro, but politically that is very unpopular. Angela Merkel, Germany’s Chancellor, is trying to drag the International Monetary Fund (IMF) into a bailout of Greece (and likely Portugal). Should this come to pass, the United States would take yet another hit, as we are the biggest contributor to the IMF.

The China economic miracle continues, seemingly uninterrupted by the events of 2008-2009.  While the long-term outlook for China remains positive, owing to its strong work ethic, cheap labor and educational achievement, we’ve become more skeptical of the near-term situation. China’s “aggressive mercantilism,” as some call it, is obviously constrained if the demand for Chinese goods is weaker. With the U.S. and Western Europe on a lower growth plane, China needs other countries (including itself) to increase consumption of Chinese-made goods. Moreover, huge infrastructure expenditures had a correspondingly large positive economic impact, when China was capital-starved. Productivity expanded dramatically. Today this is not the case, yet China continues to use the old playbook, spending massive government funds on projects with suspect economic value. Real estate prices have escalated dramatically and there are eerie signs of property bubbles in many of the bigger cities, even while reports keep coming back highlighting large numbers of empty high rise apartment buildings and idle plant capacity. The government’s apparent orchestrated effort to thwart foreign joint venture partners and tilt the playing field in its favor is worrisome and may be the manifestations of a country that sees their GDP growth trajectory

2

falling.  Again, we view this more as a short-term risk than a long-term structural change. If worldwide economic growth recovers more rapidly in the next year or two, there might not be much negative fallout.

Some U.S. economists and government leaders seem to be blaming China for our economic shortcomings and are pushing China to revalue their currency (one Nobel Laureate suggested by 25%). It is hard to know for sure whether such a policy would help the United States (historically, so-called beggar-thy-neighbor policies have not been effective), and as John Mauldin, the thoughtful writer of the FrontLine Newsletter, pointed out recently, Japan has been pressured to revalue their currency for much of the past forty years. In 1971, the yen was 350 to the dollar and Japan ran trade surpluses. Today the yen is under 90 (a 75% rise) and Japan is still running trade surpluses with the U.S.  Japan is obviously still selling goods (even at much higher prices) that we desire.  Given the large advantage China has in labor and their willingness to run at lower profit margins, it is hard to imagine anything but a dramatic revaluation making a dent in our trade deficit. What may be more likely, if the peg is removed and the yuan floats higher, is China exporting inflation to the United States (assuming Chinese companies raise prices to offset the currency hit).  The U.S. may want to heed the Chinese proverb: “Be careful what you wish for. It may be granted.”

Globalization has made it necessary for us to spend more of our time analyzing foreign events, economies and industries. Most of our companies compete worldwide and more than a few have greater shares of revenue and earnings coming from abroad than from the U.S.  Below we highlight AmerisourceBergen, which recently replaced Cardinal Health, and Time Warner (the new and improved version). The research team has identified a number of other companies that look promising, but we are being patient with respect to valuations.

AMERISOURCEBERGEN CORP.
Description

AmerisourceBergen Corp. (ABC) is the third-largest U.S. pharmaceutical distributor, the second-largest Canadian pharmaceutical distributor, and the largest specialty drug distributor (22% of revenues, 29% of earnings before interest and tax [EBIT]).  It distributes brand-name and generic drugs and over-the-counter medicine to acute care hospitals, healthcare systems, and chain pharmacies.

Good Business

•	ABC is the best managed distribution franchise in important and enduring health care markets.

•	The company has a highly diversified client base, with no meaningful concentration risk.

•	Revenues are highly recurring and should benefit from increased growth in higher margined areas of generics and specialty.

•	The company’s return on invested capital (ROIC) has averaged 10.5% over the past five years. Presently it is approximately 14%.

•	Capital expenditures are modest and the balance sheet is strong (0.35x net debt-to-earnings before interest, taxes, depreciation and amortization [EBITDA]).

•	The business is easy to understand.

Valuation

•	ABC’s price-to-earnings (P/E) ratio is 13, based on calendar 2010 estimates. This compares to the company’s 5-year average of 15.7 and range of 9-22.

•	The company’s relative P/E multiple is at the low end of its 5-year range (0.75-1.5x) and approximately 30% below its average 10% premium multiple.

•	On a free cash flow basis the company is attractively valued at a 7% yield.

3

Management

•	David Yost is ABC’s longtime and well regarded CEO. His track record and attention to organic growth and profitability is comforting.

•	Other key executive managers include Michael DiCandilo (CFO) and Steven Collis (President of AmerisourceBergen Drug), each with over 15 years experience.

•	ROIC objectives are an important component of management incentive compensation.

Investment Thesis

AmerisourceBergen is an appealing means to gain diversified exposure to the positive growth dynamics within the broader pharmaceutical market without being subject to developer’s risk. Continued efficiency gains resulting from technology initiatives, working capital management and leverage from new account wins should further augment operating income, despite the anticipated lost revenue dollars from large branded drugs facing patent cliffs over the next four years. Shareholder returns will benefit from prudent capital management, including three significant dividend increases since November 2008 and $350 million of anticipated share repurchases in 2010.

TIME WARNER INC.
Description

Time Warner Inc. is a leading media and entertainment company.  Networks, which include TNT, TBS, HBO, CNN, and The WB, account for 46% of sales/70% of EBITDA; Filmed Entertainment, which includes Warner Bros., accounts for 40% of sales/20% of EBITDA; and Publishing, which includes Time, People, and Sports Illustrated, accounts for 14% of sales/9% of EBITDA.

Good Business

•	Time Warner has developed leading networks, and has amassed a vast collection of quality movies and shows.

•	Modestly-priced content accounts for 40% of sales, and 35% of sales is derived from recurring subscription revenue. Advertising revenue, which is cyclical, accounts for only 20% of sales.

•
Historically, the company has failed to earn its cost of capital, which was a function of overpriced acquisitions and significant capital expenditures in cable television systems.  However, new management has exhibited discipline in its approach to acquisitions, and now that Time Warner is a pure content company, having divested Time Warner Cable and AOL, capital expenditures are now a modest 2% to 3% of sales.  The return on incremental invested capital is approximately 30%.

•	The businesses are easy to understand.

•	The net debt-to-capital ratio is a modest 23.8%, and the company generates lots of cash.

Valuation

•	Time Warner trades at a 15% to 20% discount to the S&P 500 on a P/E basis.

•	The stock trades for less than 8x EBITDA, which is attractive considering the minimal capital expenditure and working capital requirements of the business.

•	The shares trade for 1.8x sales, which is attractive considering the operating margin is nearly 19%, and the pretax margin is 14.5%.

•	The free cash flow yield is north of 7%.

4

Management

•
Jeff Bewkes has been Chairman since January 2009 and CEO since January 2008.  Under Bewkes, Time Warner has walked away from several acquisitions, focusing instead on organic growth, and is returning cash to shareholders via dividends, which currently yield 2.7%, and a $3 billion share buyback authorization, which represents 8% of the market capitalization.

•	John Martin has been CFO of Time Warner since January 2009. Prior to that, he was CFO of Time Warner Cable.

Investment Thesis

Time Warner is now exclusively a content business following its dispositions of Time Warner Cable and AOL. It has high margin revenue with very low capital requirements, and a strong stable of valuable content.  Furthermore, management’s actions indicate that they will be better-than-average stewards of capital.  Given the strong business characteristics, we believe the stock deserves to trade at a multiple in excess of the market.

Thank you for your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
Chairman & CEO	President & Chief Investment Officer
Fiduciary Management, Inc. (Adviser)	Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

5

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Industry Sectors as of March 31, 2010

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/09	Value 3/31/10	10/01/09-3/31/10
FMI Large Cap Fund Actual	$1,000.00	$1,140.00	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.94

*
Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2009 and March 31, 2010).

6

FMI Large Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (cost $2,416,588,357)	$2,766,145,669
Receivable from shareholders for purchases	9,334,500
Dividends receivable	5,536,261
Receivable from investments sold	4,850,611
Cash	234,075
Total assets	$2,786,101,116

LIABILITIES:
Payable to brokers for investments purchased	$39,729,898
Payable to adviser for management fees	1,422,826
Payable to shareholders for redemptions	1,081,324
Other liabilities	612,604
Total liabilities	42,846,652

NET ASSETS:
Capital Stock, $0.0001 par value; 300,000,000 shares authorized; 183,570,107 shares outstanding	2,434,139,122
Net unrealized appreciation on investments	349,557,312
Accumulated net realized loss on investments	(47,452,499)
Undistributed net investment income	7,010,529
Net assets	2,743,254,464
Total liabilities and net assets	$2,786,101,116

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($2,743,254,464 ÷ 183,570,107 shares outstanding)	$14.94

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 89.7% (a)
COMMERCIAL SERVICES SECTOR — 6.9%
	Financial Publishing/Services — 3.3%
2,506,000	McGraw-Hill
	Companies, Inc.	$65,588,646	$89,338,900
	Miscellaneous Commercial Services — 3.6%
3,538,000	Cintas Corp.	100,182,679	99,382,420
CONSUMER NON-DURABLES SECTOR — 11.3%
	Beverages: Alcoholic — 4.0%
1,614,000	Diageo PLC - SP-ADR	104,896,029	108,864,300
	Food: Major Diversified — 3.9%
2,102,000	Nestlé S.A. - SP-ADR	91,691,596	107,622,400
	Household/Personal Care — 3.4%
1,503,000	Kimberly-Clark Corp.	89,254,458	94,508,640
CONSUMER SERVICES SECTOR — 3.8%
	Media Conglomerates — 3.8%
3,328,000	Time Warner Inc.	93,452,004	104,066,560
DISTRIBUTION SERVICES SECTOR — 9.7%
	Food Distributors — 4.1%
3,778,000	Sysco Corp.	100,544,763	111,451,000
	Medical Distributors — 2.7%
2,531,000	AmerisourceBergen
	Corp.	70,919,015	73,196,520
	Wholesale Distributors — 2.9%
746,000	W. W.
	Grainger, Inc.	55,950,578	80,657,520
ELECTRONIC TECHNOLOGY SECTOR — 4.3%
	Electronic Components — 4.3%
4,266,000	Tyco
	Electronics Ltd.	101,371,036	117,229,680
ENERGY MINERALS SECTOR — 4.5%
	Integrated Oil — 4.5%
2,146,000	BP PLC - SP-ADR	111,843,522	122,472,220

7

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares or
Principal
Amount		Cost	Value
COMMON STOCKS — 89.7% (a) (Continued)
FINANCE SECTOR — 12.2%
	Financial Conglomerates — 2.7%
1,773,000	American
	Express Co.	$44,718,143	$73,153,980
	Major Banks — 4.8%
4,359,000	Bank of New York
	Mellon Corp.	135,038,185	134,605,920
	Property/Casualty Insurance — 4.7%
1,610,000	Berkshire Hathaway
	Inc. - Cl B*	101,826,964	130,844,700
HEALTH TECHNOLOGY SECTOR — 8.9%
	Medical Specialties — 8.9%
1,731,000	CareFusion Corp.*	37,092,195	45,750,330
1,928,000	Covidien PLC	82,236,002	96,939,840
2,926,000	DENTSPLY
	International Inc.	90,848,672	101,971,100
		210,176,869	244,661,270
INDUSTRIAL SERVICES SECTOR — 2.0%
	Oilfield Services/Equipment — 2.0%
870,000	Schlumberger Ltd.	35,555,527	55,210,200
PRODUCER MANUFACTURING SECTOR — 8.6%
	Industrial Conglomerates — 8.6%
1,523,000	3M Co.	98,371,610	127,277,110
2,843,000	Tyco
	International Ltd.	81,499,265	108,744,750
		179,870,875	236,021,860
RETAIL TRADE SECTOR — 4.8%
	Discount Stores — 4.8%
2,344,000	Wal-Mart Stores, Inc.	116,189,823	130,326,400
TECHNOLOGY SERVICES SECTOR — 8.6%
	Data Processing Services — 4.3%
2,636,000	Automatic Data
	Processing, Inc.	104,011,146	117,222,920
	Information Technology Services — 4.3%
2,816,000	Accenture PLC	96,058,131	118,131,200
TRANSPORTATION SECTOR — 4.1%
	Air Freight/Couriers — 4.1%
1,737,000	United Parcel
	Service, Inc. - Cl B	102,151,479	111,880,170
	Total common
	stocks	2,111,291,468	2,460,848,780
SHORT-TERM INVESTMENTS — 11.1% (a)
	Commercial Paper — 11.1%
$205,300,000	U.S. Bank, N.A., 0.05%,
	due 04/01/10	205,300,000	205,300,000
100,000,000	GE Capital Corp., 0.08%,
	due 04/15/10	99,996,889	99,996,889
	Total short-term
	investments	305,296,889	305,296,889
	Total investments — 100.8%	$2,416,588,357	2,766,145,669
	Liabilities, less
	cash & receivables — (0.8%) (a)		(22,891,205)
	TOTAL NET ASSETS — 100.0%		$2,743,254,464

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
SP-ADR – Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

8

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2010 (Unaudited)

INCOME:
Dividends	$25,119,688
Interest	52,932
Total income	25,172,620

EXPENSES:
Management fees	8,983,862
Transfer agent fees	1,406,189
Administrative and accounting services	640,809
Custodian fees	241,374
Printing and postage expense	171,221
Registration fees	120,550
Professional fees	30,972
Insurance expense	28,723
Board of Directors fees	17,600
Other expenses	75,029
Total expenses	11,716,329
NET INVESTMENT INCOME	13,456,291
NET REALIZED GAIN ON INVESTMENTS	73,821,043
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	226,261,374
NET GAIN ON INVESTMENTS	300,082,417
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$313,538,708

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2010 (Unaudited) and For the Year Ended September 30, 2009

	2010	2009
OPERATIONS:
Net investment income	$13,456,291	$28,357,099
Net realized gain (loss) on investments	73,821,043	(96,323,075)
Net increase in unrealized appreciation on investments	226,261,374	197,343,740
Net increase in net assets from operations	313,538,708	129,377,764

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.1709 and $0.1143 per share, respectively)	(28,040,866)	(13,823,123)
Total distributions	(28,040,866)	(13,823,123)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (48,176,025 and 128,668,799 shares, respectively)	676,874,909	1,436,242,758
Net asset value of shares issued in distributions reinvested
(1,505,339 and 816,243 shares, respectively)	20,593,916	9,086,079
Cost of shares redeemed (20,694,972 and 58,450,432 shares, respectively)	(291,413,214)	(649,382,681)
Net increase in net assets derived from Fund share activities	406,055,611	795,946,156
TOTAL INCREASE	691,553,453	911,500,797
NET ASSETS AT THE BEGINNING OF THE PERIOD	2,051,701,011	1,140,200,214
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $7,010,529 and $21,595,104, respectively)	$2,743,254,464	$2,051,701,011

The accompanying notes to financial statements are an integral part of these statements.

9

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2010		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.27		$13.65	$16.18	$14.79	$13.29	$11.66
Income from investment operations:
Net investment income	0.08		0.20	0.17	0.17	0.12	0.08
Net realized and unrealized gains
(losses) on investments	1.76		(0.47)*	(2.14)	1.65	1.78	1.82
Total from investment operations	1.84		(0.27)	(1.97)	1.82	1.90	1.90
Less distributions:
Distributions from net investment income	(0.17)		(0.11)	(0.13)	(0.10)	(0.03)	(0.07)
Distributions from net realized gains	—		—	(0.43)	(0.33)	(0.37)	(0.20)
Total from distributions	(0.17)		(0.11)	(0.56)	(0.43)	(0.40)	(0.27)
Net asset value, end of period	$14.94		$13.27	$13.65	$16.18	$14.79	$13.29

TOTAL RETURN	14.00%	(1)	(1.79% )	(12.58% )	12.52%	14.82%	16.60% %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,743,254		2,051,701	1,140,200	638,875	165,806	73,903
Ratio of expenses (after reimbursement)
to average net assets (a)	0.98%	(2)	0.97%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets (b)	1.12%	(2)	1.80%	1.13%	1.06%	0.88%	0.64%
Portfolio turnover rate	14%		32%	30%	19%	29%	40%

*	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2008, 2007, 2006 and 2005, the ratios would have been 1.02%, 1.03%, 1.11% and 1.33%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2008, 2007, 2006 and 2005, the ratios would have been 1.11%, 1.03%, 0.77% and 0.31%, respectively.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

10

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001.  The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of March 31, 2010, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

11

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

The following table summarizes the Fund’s investments as of March 31, 2010, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$2,460,848,780
Level 2 — Short-Term Commercial Paper	305,296,889
Level 3 —	—
Total	$2,766,145,669

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).  A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.

(h)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2010, open Federal tax years include the tax years ended September 30, 2006 through 2009. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets. The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

12

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund.  In addition to the reimbursement required under the management agreement, FMI will voluntarily reimburse the Fund for expenses over 1.00%.  For the six month period ending March 31, 2010 there were no contractual or voluntary reimbursements required.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the six month period ending March 31, 2010, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At March 31, 2010, one financial intermediary is the record owner of approximately 26% of the Fund’s shares.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $400,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective July 14, 2008 for the purposes of having cash available to satisfy redemption requests.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the six month period ending March 31, 2010, the Fund did not borrow against the Agreement.  The Credit Agreement expires on June 5, 2010.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions —

For the six month period ending March 31, 2010, purchases and proceeds of sales of investment securities (excluding short-term investments) were $525,068,713 and $306,137,513, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2009:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$1,935,161,602	$228,685,801	$122,251,617	$106,434,184	$21,595,104	$ —

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

13

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(6)	Income Tax Information — (Continued)

The tax components of dividends paid during the years ended September 30, 2009 and 2008, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017), as of September 30, 2009, and tax basis post-October losses as of September 30, 2009, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2009				September 30, 2008
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$13,823,123	$—	$22,891,907	$81,519,624	$15,034,839	$7,630,673

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2009 which is designated as qualifying for the dividends received deduction is 100% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2009 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 99.9% (unaudited).

(7)	Subsequent Events —

Management has evaluated related events and transactions that occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

14

FMI Large Cap Fund
ADVISORY AGREEMENT

On December 18, 2009, the Board of Directors of FMI Funds, Inc. (“Directors”) approved the continuation of the FMI Large Cap Fund’s investment advisory agreement with Fiduciary Management, Inc. (“FMI”).  Prior to approving the continuation of the investment advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by FMI

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by FMI from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by FMI, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by FMI to the Fund.  The Directors concluded that FMI was providing essential services to the Fund.  In particular, the Directors concluded that FMI was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that were in addition to the services investment advisers typically provide its non-mutual fund clients.

The Directors compared the performance of the Fund to the benchmark index over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that the profits FMI realized from its relationship with the Fund, expressed as a percentage of pre-tax revenues, were generally comparable to that of publicly traded investment advisers.  The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio, were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by FMI was beneficial to the Fund and that FMI was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated.  As of May 3, 2010, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the FMI Funds, Inc. are periodically evaluated.  There were no changes to FMI  Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI  Funds, Inc.
Registrant

By       /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date   May 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI  Funds, Inc.
Registrant

By      /s/Ted D. Kellner
Ted D. Kellner,  Principal Financial Officer

Date   May 3, 2010